Exhibit 10.64

HSBC Bank Canada	1012002 (03-2003)
GUARANTEE (For use in all Provinces except Quebec)

To:	HSBC Bank Canada

In consideration of HSBC Bank Canada (herein called the “Bank”) dealing with CLEAN ENERGY COMPRESSION CORP. (herein called the “Customer”) and one dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby jointly and severally unconditionally guarantee(s) payment to the Bank of all present and future debts and liabilities direct or indirect, absolute or contingent, now or at any time and from time to time hereafter due or owing to the Bank from or by the Customer whether as principal or surety, and whether incurred by the Customer alone or jointly with any other Corporation, person or persons, or otherwise howsoever together with all costs, charges and expenses (including legal fees on a solicitor and client basis) incurred by the Bank, the receiver, receiver-manager or agent of the Customer, or the agent of the Bank in the perfection and enforcement of this Guarantee and of any security held by the Bank in respect of such indebtedness, obligations, liabilities, expenses and interest.

*(if unlimited delete paragraph and have customer initial)

~~Provided that no sum in excess of $                                              and interest thereon as herein provided calculated from the date demand is made under this Guarantee and accruing both before and after judgment (the “Limited Amount”), shall be recoverable from the undersigned hereunder.*~~

Initial	~~[For an obligation which is payable only in a currency other than Canadian currency express the Limited Amount in the foreign currency.]~~
Initial

~~Provided that if this Guarantee is expressed to be made in respect of a Limited Amount, the undersigned shall, in addition to the Limited Amount be liable for all amounts received by the undersigned as trustee for the Bank in accordance with paragraphs 12 or 17 and all costs, charges and expenses (including legal fees on a solicitor and client basis) incurred by the Bank, its receiver, receiver-manager or agent of the Customer, or the agent of the Bank in the perfection and enforcement of this Guarantee.~~

And the undersigned and each of them (if more than one) hereby jointly and severally agree(s) with the Bank as follows:

1.

The sum collectible by the Bank under this Guarantee shall include interest accruing on the debt owed by the Customer to the Bank at the respective rates of interest applicable to the various obligations of the Customer which constitute the Customer’s debts and liabilities to the Bank. Where the Customer is liable to the Bank for interest calculated at more than one rate, then the particular rate of interest charged on a particular obligation shall continue to apply hereunder in respect of such obligation both before and after default and before and after judgment.

2.

Every certificate issued under the hand of the Manager or Acting Manager of the Bank at the branch where the Customer’s account is kept, purporting to show the amount at any particular time due and payable to the Bank and covered by this Guarantee, shall, in the absence of manifest mathematical error, be received as conclusive evidence against the undersigned that such amount is at such time due and payable to the Bank and is covered hereby.

3.

If this Guarantee is expressed to be made in respect of a Limited Amount and the Limited Amount is less than the obligation or the aggregate of the obligations of the Customer, then a certificate by the Manager or Acting Manager of the branch of the Bank where the Customer’s account is kept shall be conclusive as to which of the obligations of the Customer are being allocated for collection under this Guarantee and the rate or rates of interest applicable.

4.

If the Customer is a corporation, no change in the name, objects, capital stock or constitution of the Customer shall in any way affect the liability of the undersigned, either with respect to transactions occurring before or after any such change, and this Guarantee shall extend to all debts and liabilities to the Bank of the person or corporation who or which assumes the obligations of the Customer in whole or in part in whatsoever manner including, without limitation, by amalgamation with the Customer.

5.

The Bank shall not be obliged to inquire into the powers of the Customer or any of its directors or other agents acting or purporting to act on its behalf, and moneys, advances, renewals or credits in fact borrowed or obtained from the Bank in exercise of such powers shall be deemed to form part of the debts and liabilities hereby guaranteed, notwithstanding that such borrowing or obtaining of moneys, advances, renewals or credits is in excess of the powers of the Customer or of its directors or other agents, or is in any way irregular, defective or informal.

6.

If the Customer is a partnership, no change in the name of the Customer’s firm or in the membership of the Customer’s firm through the death, retirement or introduction of one or more partners or otherwise, or by the disposition of the Customer’s business in whole or in part, shall in any way affect the liability of the undersigned, either with respect to transactions occurring before or after any such change, and this Guarantee shall extend to all debts and liabilities to the Bank of the person or corporation who or which assumes the obligations of the Customer in whole or in part in whatsoever manner.

7.

The Bank, without the consent of the undersigned and without exonerating in whole or in part the undersigned, may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from, or from perfecting securities of, may cease or refrain from giving credit or making loans or advances to, may accept compositions from, and may otherwise deal with the Customer and all other persons (including the undersigned and any other guarantor) and securities, as the Bank may see fit, and all dividends, compositions, and moneys received by the Bank from the Customer or from any other persons or estates capable of being applied by the Bank in reduction of the debts and liabilities hereby guaranteed, shall be regarded for all purposes as payments in gross. No loss of or in respect of the securities received by the customer or others, whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the liability of the undersigned under this guarantee. Until all indebtedness of the Customer to the Bank has been paid in full, the undersigned shall not have any right of subrogation to the Bank or to the securities held by the Bank and this Guarantee shall not be diminished or affected on account of any act or failure to act on the part of the Bank which would prevent subrogation from operating in favour of the undersigned. The Bank shall be entitled to prove against the estate of the Customer upon any insolvency or winding-up in respect of the whole of said debts and liabilities; and the undersigned shall have no right to be subrogated to the Bank or to the securities held by the Bank until the Bank has received payment in full of its claim with interest.

8.

The Bank, in its sole discretion and as the Bank sees fit, without in any way prejudicing or affecting the rights of the Bank hereunder, may appropriate any moneys received to any portion of the debts and liabilities hereby guaranteed, whether then due or to become due, and may revoke or alter any such appropriation.

9.

This shall be a continuing guarantee, and shall cover and secure any ultimate balance owing to the Bank, but the Bank shall not be obliged to enforce its rights against the Customer or other persons or the securities it may hold before being entitled to payment from the undersigned of all and every of the debts and liabilities hereby guaranteed: Provided always that the undersigned may determine his or her or their further liability under this continuing guarantee by 90 days’ notice in writing to be given to the Bank, and the liability hereunder of the undersigned shall continue until the expiration of 90 days after the giving of such notice, notwithstanding the death or insanity of the undersigned, and after the expiry of such notice the undersigned shall remain liable under this Guarantee in respect of any sum or sums of money owing to the Bank as aforesaid on the date such notice expired and also in respect of any contingent or future liabilities incurred to or by the Bank on or before such date but maturing thereafter, but in the event of the determination of this Guarantee as to one or more of the undersigned it shall remain a continuing guarantee as to the other or others of the undersigned.

10.

Notwithstanding the provisions of any statute relating to the rate of interest payable by debtors, this Guarantee shall remain in full force and effect whatever the rate of interest received or demanded by the Bank.

11.

The undersigned hereby grants to the Bank the right to set off against any and all accounts, credits or balances maintained by the undersigned with the Bank, the aggregate amount of any and all liabilities of the undersigned hereunder if and when the same shall become due and payable.

12.

All debts and liabilities present and future of the Customer to the undersigned are hereby assigned to the Bank and postponed to the present and future debts and liabilities of the Customer to the Bank and all moneys received by the undersigned from the Customer shall be received in trust for the Bank and forthwith upon receipt shall be paid over to the Bank until the Customer’s indebtedness to the Bank is fully paid and satisfied; all without prejudice to or without in any way limiting or lessening the liability of the undersigned to the Bank whether this Guarantee is expressed to be made in respect of a Limited Amount or otherwise.

13.

The Bank shall not be obliged to give the undersigned notice of default by the Customer, and upon any default by the Customer the undersigned shall be held bound directly to the Bank as principal debtor in respect of the payment of the amounts hereby guaranteed.

14.

No suit based on this Guarantee shall be instituted until demand for payment has been made. Any notice, demand or court process may be served by the Bank on the undersigned or his or her or their legal personal representatives either personally or by posting the same by ordinary mail postage prepaid, in an envelope addressed to the address of the party to be served last known to the Bank, and the notice or demand so sent shall be deemed to be served on the day following that on which it is mailed.

15.

This Guarantee shall be operative and binding upon every signatory hereof notwithstanding the non-execution hereof by any other proposed signatory or signatories, and the undersigned acknowledges that this Guarantee has been delivered free of any conditions and that no statements, representations, agreements, collateral agreements or promises have been made to or with the undersigned affecting or limiting the liability of the undersigned under this Guarantee or inducing the undersigned to grant this Guarantee except as specifically contained herein in writing, and agrees that this Guarantee is in addition to and not in substitution for any other guarantees held or which may hereafter be held by the Bank.

16.

No alteration or waiver of this Guarantee or of any of its terms, provisions or conditions shall be binding on the Bank unless made in writing under the signature of either the President or one of the Vice-Presidents of the Bank.

17.

The undersigned shall file all claims against the Customer in any bankruptcy or other proceedings in which the filing of claims is required by law or upon any indebtedness of the Customer to the undersigned and will assign to the Bank all of the undersigned’s rights thereunder. In all such cases, whether an administration, bankruptcy, or otherwise, the person or persons authorized to pay such claims shall pay to the Bank the full amount payable on the claim in the proceeding before making any payment to the undersigned; all without in any way limiting or lessening the liability of the undersigned to the Bank whether this Guarantee is expressed to be made in respect of a Limited Amount or otherwise. All moneys received by the undersigned in all such cases shall be received in trust for the Bank and forthwith upon receipt shall be paid over to the Bank until the Customer’s indebtedness is fully paid and satisfied. To the fullest extent necessary for the purposes of this paragraph 17 the undersigned hereby assigns to the Bank all the undersigned’s rights to any payments or distributions to which the undersigned otherwise would be entitled.

18.

In this Guarantee, any word importing the singular number shall include the plural, and without restricting the generality of the foregoing, where there is more than one undersigned any reference to the undersigned refers to each and every one of the undersigned, and any word importing a person shall include a corporation, partnership and any other entity.

19.	If this Guarantee is executed by more than one party, the liability of each of the undersigned hereunder shall be joint and several.

20.

This Guarantee shall extend to and enure to the benefit of the successors and assigns of the Bank, and shall be binding upon the undersigned and the respective heirs, executors, administrators, successors and assigns of each of the undersigned.

21.

No invalidity, irregularity or unenforceability by reason of any bankruptcy or similar law or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the liability of the Customer to the Bank or of any security therefor, shall affect, impair or be a defence to this Guarantee. If one or more provisions contained herein shall be invalid, illegal or unenforceable in any respect, such provision shall be deemed to be severable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

22.	With respect to any portion of the indebtedness secured hereby which is payable in a currency other than Canadian currency (the “Foreign Currency Obligation”), the following provisions shall apply:

(a)

Payment hereunder with respect to the Foreign Currency Obligation shall be made in immediately available funds in lawful money of the jurisdiction in the currency of which the Foreign Currency Obligation is payable (the “Foreign Currency”) in such form as shall be customary at the time of payment for settlement of international payments in Vancouver, British Columbia without set-off, compensation or counterclaim and free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges and withholdings with respect thereto.

(b)

The undersigned shall hold the Bank harmless from any loss incurred by the Bank arising from any change in the value of Canadian currency in relation to the Foreign Currency between the date the Foreign Currency Obligation becomes due and the date of payment thereof.

(c)

If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Foreign Currency into Canadian funds (“Canadian dollars”), the rate of exchange used shall be that at which in accordance with normal banking procedures the Bank could purchase the Foreign Currency with Canadian dollars on the business day preceding that on which final judgment is given.

The obligation of the undersigned in respect of any Foreign Currency Obligation due by it to the Bank hereunder shall, notwithstanding any judgment in Canadian dollars, be discharged only to the extent that on the business day following receipt by the Bank of any sum adjudged to be so due in Canadian dollars the Bank may in accordance with normal banking procedures purchase the Foreign Currency with Canadian dollars; if the amount of the Foreign Currency so purchased is less than the sum originally due to the Bank in the Foreign Currency the undersigned agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Bank against such loss and if the Foreign Currency purchased exceeds the sum originally due to the Bank in the Foreign Currency the Bank agrees to remit such excess to the undersigned to the extent the undersigned is entitled thereto.

23.

All the rights, powers and remedies of the Bank hereunder and under any other agreement now or at any time hereafter in force between the Bank and the undersigned shall be cumulative and shall be in addition to and not in substitution for all rights, powers and remedies of the Bank at law or in equity.

24.

The undersigned by its signature of this Guarantee on the one hand and the Bank by making this Guarantee available to the undersigned on the other hand acknowledge having expressly required it to be drawn up in the English language. La soussignée par sa signature de ce cautionnement d’une part et la Banque en mettant le dit cautionnement à sa disposition d’autre part reconnaissent avoir expressément exigé qu’il soit rédigé en langue anglaise.

*(insert Province where Customer’s Account is kept)	25.

This Guarantee shall be construed in accordance with the laws of the Province of British Columbia and shall be deemed to have been made in such Province and to be performed there, and the Courts of such Province shall have jurisdiction over all disputes which may arise under this Guarantee, provided that nothing herein contained shall prevent the Bank from proceeding at its election against the undersigned in the courts of any other province or country.

If the undersigned becomes resident outside the Province referred to in this paragraph 25 then the undersigned hereby submits to the jurisdiction of the courts of competent jurisdiction of the Province referred to in this paragraph 25 in respect of any proceeding hereon. Service of any process upon the undersigned may be made by ordinary mail in an envelope addressed to the following address:

c/o Clean Energy Fuels Corp., Suite 400 — 3020 Old Ranch Parkway, Seal Beach, CA, 90740, USA

or in any manner permitted by law.

26.

Each of the undersigned hereby acknowledges that he or she has read the contents of this Guarantee and understands that the signing of this Guarantee involves joint and several financial responsibility on the part of the undersigned.

Dated at , this 7th day of September, 2010.

Witness	Signature of Guarantor

0884808 B.C. LTD.

Name of Corporation

Per:
Name:
Title: